UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16 OF
THE SECURITIES EXCHANGE ACT OF 1934

For the month of November, 2006

Commission File No. 0-29328

ADVANCED PROTEOME THERAPEUTICS CORPORATION
(Translation of registrant's name into English)

BioSquare, 650 Albany Street, Boston, MA  02118
(Address of principal executive office)

[Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F]

Form 20-F  [X]  Form 40-F  [ ]

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1)  [  ]

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is "submitting" the Form 6-K in paper as permitted by Regulation S-T "Rule" 101(b)(7)  [  ]

Note:  Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's "home country"), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

Indicate by check mark whether by furnishing the information contained in this Form, the registrant is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes   [ ]  No  [X]

If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b):

1. PURPOSE OF FILING:

This Report of Foreign Private Issuer on Form 6-K is being furnished to the Securities and Exchange Commission by Advanced Proteome Therapeutics Corporation (“APT”), a company organized under the laws of British Columbia, Canada, pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the successor issuer to Thrilltime Entertainment International, Inc. (“Thrilltime”), a company organized under the laws of British Columbia, Canada.

II. BACKGROUND AND SUCCESSION PURSUANT TO EXCHANGE ACT RULE 12g-3:

Pursuant to an Arrangement Agreement and Plan of Arrangement dated August 15, 2006, Thrilltime has completed a plan of arrangement (the “Arrangement”) effective October 25, 2006 (the “Effective Date”). As a result, each issued and outstanding share of Thrilltime was exchanged for one common share of APT, and Thrilltime became a wholly-owned subsidiary of APT.  In addition, each outstanding common share purchase warrant of Thrilltime became exercisable into one common share of APT on the same terms and conditions with respect to exercise price and expiry as were applicable to such Thrilltime warrant.  As of the Effective Date, APT had 52,007,297 common shares and 18,940,367 warrants issued and outstanding.

APT was formed under the Business Corporations Act (British Columbia) for the specific purpose of facilitating the Arrangement. The Arrangement and certain related transactions were approved by the shareholders of Thrilltime at an adjourned annual and special meeting of shareholders held on September 18, 2006.  The Arrangement is more fully disclosed in the information circular dated August 11, 2006, which was furnished to the Securities and Exchange Commission by Thrilltime on Form 6-K on August 30, 2006.

APT’s common shares commenced trading on the TSX Venture Exchange on November 3, 2006, under the trading symbol “APC”, and the common shares of Thrilltime were delisted.

Rule 12g-3(a) under the Exchange Act provides that securities of an issuer that are not already registered under section 12 of the Exchange Act will be deemed to be so registered if they are issued in connection with an exchange offer to the holders of any class of securities of another issuer that are registered pursuant to Section 12 of the Exchange Act.  Since the common shares of Thrilltime were registered with the Securities and Exchange Commission pursuant to section 12(g) of the Exchange Act, the common shares of APT were deemed registered under section 12(g) of the Exchange Act as of the Effective Date. This report constitutes notice of APT’s assumption of filing obligations under Section 13 of the Exchange Act as the successor issuer to Thrilltime under Rule 12g-3(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated November 23, 2006.

ADVANCED PROTEOME THERAPEUTICS CORPORATION

“Alexander (Allen) Krantz”

Alexander (Allen) Krantz,
President, Chief Executive Officer and
Acting Chief Financial Officer

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